EXHIBIT 10.3

                     Amendment #3 to Plan of Reorganization
                          and Share Exchange Agreement
                               Dated June 20, 2011
                  By and Between Red Mountain Resources, Inc.,
                          And Black Rock Capital, LCC,
                       and Black Rock Capital Shareholders

                     Amendment #3 to Plan of Reorganization
                          and Share Exchange Agreement
                               Dated June 20, 2011
                  By and Between Red Mountain Resources, Inc.,
                          And Black Rock Capital, LCC,
                       and Black Rock Capital Shareholders


         For and in consideration of mutual benefits, detriments, and promises, the adequacy of which is hereby acknowledged, Red Mountain Resources, Inc. and Black Rock Capital, Inc. (Formerly LLC) and Black Rock shareholders hereby amend the Plan of Reorganization and Share Exchange Agreement as follows:

     1)   The closing date is extended to June 22, 2011.

     2) Red Mountain Resources, Inc. has agreed to a modification of the Plan of Reorganization and Share Exchange Agreement to reflect as follows:

          A) Black Rock Capital has borrowed $2,500,000 in Notes (copies attached as Exhibits A-1, A-2, A-3) and has agreed to cause to be issued 600,000 shares of Red Mountain conditioned on the closing of the Black Rock Acquisition.

          B) Black Rock used the proceeds of the loans to purchase approximately 13.3% of Cross Border Resources, Inc. and such will remain assets of Black Rock after Black Rock's acquisition by Red Mountain.

     3) All other terms as previously amended shall remain the same, except a set forth herein.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]


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Dated: June 20, 2011

RED MOUNTAIN RESOURCES, INC.              BLACK ROCK CAPITAL, INC.


By: ________________________________      By: _______________________________
         Kenneth J. Koock                     ___________________________
         President/CEO                        ___________________________


                                     SHAREHOLDERS OF BLACK ROCK CAPITAL, INC.



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

EXHIBIT A-1

                                PROMISSORY NOTE


AMOUNT:  $1,500,000                                          DATE:  MAY 24, 2011


     FOR VALUE RECEIVED, BLACK ROCK CAPITAL, LLC ("Borrower") hereby promises to pay to the order of BEL-CAL PROPERTIES ("Lender") the principal sum of ONE MILLION FIVE HUNDRED THOUSAND ($1,500,000) DOLLARS. Payment in full, plus accrued interest of ten (10%) percent shall be made in lawful money of the United States, at the principal address of Lender, or such other place as the holder of this Note may designate on the earlier of:

         1. Closing of the merger between Red Mountain Resources, Inc. and Black Rock Capital, LLC and closing of an additional equity raise in the additional amount of $2,500,000; or

         2.       September 30, 2011.

         As an inducement to making this Advance, Borrower shall deliver 375,000 shares of the common stock of Red Mountain Resources, Inc to Lender.
         Borrower shall have the privilege without premium or penalty, at any time and from time to time, of prepaying this Note in whole or in part.

         No partial prepayment shall postpone or interrupt the payment of the remaining principal balance, all of which shall continue to be due and payable at the time and the manner set forth above.

         Borrower agrees that a default shall occur hereunder in the event that payment is not made upon demand and such default continues for a period of ten
(10) days from the date of demand  therefor.  After the  expiration  of such ten
(10) day period interest shall accrue on the unpaid balance due hereunder at a rate of fifteen (15%) percent, together with attorneys' fees for collection and payment of the same, which sums may be enforced and recovered by the entry of judgment on this.

         Borrower (and all endorsers, sureties and guarantors) waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note; liability hereunder shall be unconditional and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender.

         Borrower shall pay the cost of any revenue, tax or other stamps now or hereafter required by law at any time to be affixed to this Note or any security documents executed in conjunction herewith, and if any taxes be imposed with respect to debts secured by any such security documents or with respect to notes evidencing debts so secured Borrower agrees to pay or to reimburse Lender upon demand the amount of such taxes.

         The words "Lender" and "Borrower" whenever occurring herein shall be deemed and construed to include their respective successors and assigns of Lender and Borrower.

         This instrument shall be construed according to and governed by the laws of the Commonwealth of Pennsylvania.

         IN WITNESS WHEREOF, Borrower has duly executed this Promissory Note under seal the day and year first above mentioned.

                                        BLACK ROCK CAPITAL, LLC

                                        BY:__________________________________
                                               NAME:
                                               TITLE:

EXHIBIT A-2

                                PROMISSORY NOTE


AMOUNT:  $250,000                                           DATE:  MAY 24, 2011


     FOR VALUE RECEIVED, BLACK ROCK CAPITAL, LLC ("Borrower") hereby promises to pay to the order of WILLIAM F. MILLER, III ("Lender") the principal sum of TWO HUNDRED FIFTY THOUSAND ($250,000) DOLLARS. Payment in full, plus accrued interest of ten (10%) percent shall be made in lawful money of the United States, at the principal address of Lender, or such other place as the holder of this Note may designate on the earlier of:

         1. Closing of the merger between Red Mountain Resources, Inc. and Black Rock Capital, LLC and closing of an additional equity raise in the additional amount of $2,500,000; or

         2.       September 30, 2011.

         As an inducement to making this Advance, Borrower shall deliver 50,000 shares of the common stock of Red Mountain Resources, Inc to Lender.
         Borrower shall have the privilege without premium or penalty, at any time and from time to time, of prepaying this Note in whole or in part.

         No partial prepayment shall postpone or interrupt the payment of the remaining principal balance, all of which shall continue to be due and payable at the time and the manner set forth above.

         Borrower agrees that a default shall occur hereunder in the event that payment is not made upon demand and such default continues for a period of ten
(10) days from the date of demand  therefor.  After the  expiration  of such ten
(10) day period interest shall accrue on the unpaid balance due hereunder at a rate of fifteen (15%) percent, together with attorneys' fees for collection and payment of the same, which sums may be enforced and recovered by the entry of judgment on this.

         Borrower (and all endorsers, sureties and guarantors) waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note; liability hereunder shall be unconditional and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender.

         Borrower shall pay the cost of any revenue, tax or other stamps now or hereafter required by law at any time to be affixed to this Note or any security documents executed in conjunction herewith, and if any taxes be imposed with respect to debts secured by any such security documents or with respect to notes evidencing debts so secured Borrower agrees to pay or to reimburse Lender upon demand the amount of such taxes.

         The words "Lender" and "Borrower" whenever occurring herein shall be deemed and construed to include their respective successors and assigns of Lender and Borrower.

         This instrument shall be construed according to and governed by the laws of the Commonwealth of Pennsylvania.

         IN WITNESS WHEREOF, Borrower has duly executed this Promissory Note under seal the day and year first above mentioned.

                                        BLACK ROCK CAPITAL, LLC

                                        BY:__________________________________
                                               NAME:
                                               TITLE:

EXHIBIT A-3

                                PROMISSORY NOTE


AMOUNT:  $700,000                                            DATE:  MAY 24, 2011


     FOR VALUE RECEIVED, BLACK ROCK CAPITAL, LLC ("Borrower") hereby promises to pay to the order of MICHAEL J. GARNICK ("Lender") the principal sum of SEVEN HUNDRED THOUSAND ($700,000) DOLLARS. Payment in full, plus accrued interest of ten (10%) percent shall be made in lawful money of the United States, at the principal address of Lender, or such other place as the holder of this Note may designate on the earlier of:

         1. Closing of the merger between Red Mountain Resources, Inc. and Black Rock Capital, LLC and closing of an additional equity raise in the additional amount of $2,000,000; or

         2.       September 30, 2011.

         As an inducement to making this Advance, Borrower shall deliver 175,000 shares of the common stock of Red Mountain Resources, Inc to Lender.
         Borrower shall have the privilege without premium or penalty, at any time and from time to time, of prepaying this Note in whole or in part.

         No partial prepayment shall postpone or interrupt the payment of the remaining principal balance, all of which shall continue to be due and payable at the time and the manner set forth above.

         Borrower agrees that a default shall occur hereunder in the event that payment is not made upon demand and such default continues for a period of ten
(10) days from the date of demand  therefor.  After the  expiration  of such ten
(10) day period interest shall accrue on the unpaid balance due hereunder at a rate of fifteen (15%) percent, together with attorneys' fees for collection and payment of the same, which sums may be enforced and recovered by the entry of judgment on this.

         Borrower (and all endorsers, sureties and guarantors) waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note; liability hereunder shall be unconditional and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender.

         Borrower shall pay the cost of any revenue, tax or other stamps now or hereafter required by law at any time to be affixed to this Note or any security documents executed in conjunction herewith, and if any taxes be imposed with respect to debts secured by any such security documents or with respect to notes evidencing debts so secured Borrower agrees to pay or to reimburse Lender upon demand the amount of such taxes.

         The words "Lender" and "Borrower" whenever occurring herein shall be deemed and construed to include their respective successors and assigns of Lender and Borrower.

         This instrument shall be construed according to and governed by the laws of the Commonwealth of Pennsylvania.

         IN WITNESS WHEREOF, Borrower has duly executed this Promissory Note under seal the day and year first above mentioned.

                                        BLACK ROCK CAPITAL, LLC

                                        BY:__________________________________
                                               NAME:
                                               TITLE: